Exhibit 99.1

News
For Release: 1:45 p.m. ET December 1, 2009

GM Reports 151,427 Total Sales in November

Retail Sales for Buick, Cadillac, Chevrolet and GMC Up 10 Percent

DETROIT – GM dealers in the U.S. delivered 151,427 vehicles in November. While this represents a decline of 2 percent compared with November 2008, GM retail sales were up 1 percent for the month. Total sales for Chevrolet, Buick, GMC and Cadillac were up 6 percent vs. the prior year. Retail sales for these brands were up 10 percent vs. the prior year, and currently represent 94 percent of GM’s retail sales performance.

“Consumer interest in our launch vehicles remains solid,” said Susan Docherty, GM vice president, U.S. Sales. “We’re working to strengthen our Chevrolet, Buick, GMC and Cadillac brands by providing cars, crossovers and trucks with the sales and service experience that our customers deserve. We have more to do, but we’re committed to earning consideration and future sales by delivering great products in every segment.”

November quick facts:

•	Combined retail sales of Buick, Cadillac, Chevrolet and GMC represented 94 percent of GM retail sales, up from 86 percent in November 2008

•	Total GM retail sales increased 1 percent when compared with the prior year

•	Retail sales for Buick, Cadillac, Chevrolet and GMC increased 10 percent for the month compared with November 2008

•	Retail sales of our six launch vehicles comprised 22 percent of total GM retail sales, more than one out of five retail sales, and volume was 6 percent higher than last month

•	Retail sales of Buick, Cadillac, Chevrolet and GMC Crossover launch vehicles were up 140 percent vs. a year ago compared with the vehicles they replace

•	Combined retail sales of crossovers and cars were 60 percent of GM retail sales for the month, compared with 46 percent in November 2008 – the eighth month at this level in 2009

•	Total sales for GM full-size pickup trucks were down 24 percent for the month, compared to November 2008

•	Fleet sales declined 9 percent vs. November 2008

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Chevrolet key facts:

•	Chevrolet retail sales were up 10 percent for the month compared with a year ago – the second consecutive monthly retail sales gain

•	Chevrolet passenger car retail sales were up 41 percent vs. November 2008, led by Aveo (up 94 percent), and Malibu (up 34 percent)

•	Traverse retail sales were up 154 percent compared with November 2008

•	Equinox retail sales were up 247 percent compared with last year, and up 27 percent calendar year-to-date

•	Camaro retail sales were 6,827 – the sixth consecutive month above 6,000 and higher than Ford Mustang

Buick key facts:

•	Buick retail sales were up 33 percent compared with a year ago

•	LaCrosse retail sales were up 238 percent compared with November 2008

•	Enclave retail sales were up 33 percent compared with November 2008

GMC key facts:

•	GMC retail sales were up 6 percent vs. November 2008

•	Terrain retail sales of 3,514 were 418 percent higher compared with last year for the vehicle it replaces (Pontiac Torrent)

•	Acadia retail sales were up 17 percent compared with November 2008

Cadillac key facts:

•	Cadillac retail sales were up 2 percent and total sales were up 10 percent compared with November 2008—the second consecutive month of retail and total sales gains

•	SRX retail sales were 361 percent higher vs. the prior year

•	SRX retail sales are up 5 percent calendar year-to-date through November

Other Brands Sold 11,755 Total Vehicles in November

As a percent of total GM sales, these brands represented 8 percent of sales, compared with 15 percent in November 2008.

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Management Discussion of November Sales Results

“We continue to be encouraged by the latest information which shows the U.S. economy strengthening,” said Mike DiGiovanni, executive director, Global Market and Industry Analysis. “For example, we estimate that housing starts will probably rise to about 600,000 to 650,000 by the end of 2010, which will have a positive effect on the economy and will also help support improvement in light-duty pickup truck sales.”

U.S. Economy

•	Credit spread has returned to normal levels. However, consumer credit continues to contract – reflecting both weak credit demand and cautious bank lending

•	Consumer confidence fell slightly in November, but remains much improved from the trough in February

•	Manufacturing sector is increasing output due to depleted current inventories

•	Job losses continue to slow, however employment levels continue to be a concern

•	Housing starts, new and existing home sales, and home prices are beginning to stabilize

U. S. Auto Industry

•	The U.S. November 2009 SAAR is estimated to be slightly higher than October – approximately 11.0 million (total industry estimate)

•	Industry inventory levels are anticipated to increase moderately through Q4 to support modestly rising industry sales

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GM North America Production
Units 000s	Car	Truck	Total

2009 November	75	133	208
Units O/(U) prior year	(34)	(7)	(41)
% change O/(U) prior year	(31%)	(5%)	(16%)

2009 Q4	239	381	620
Units O/(U) prior year	(126)	(69)	(195)
% change O/(U) prior year	(35%)	(15%)	(24%)

2010 Q1	237	413	650
Units O/(U) prior year	121	158	279
% change O/(U) prior year	104%	62%	75%

GM U.S. Dealer Inventory
Units 000s	Car	Truck	Total

2009 November 30	168	270	438
Units O/(U) prior year	(211)	(213)	(424)
% change O/(U) prior year	(56%)	(44%)	(49%)
Units O/(U) prior month	(4)	(2)	(6)
% change O/(U) prior month	(2%)	(1%)	(1%)

2008 November 30	379	483	862
2009 October 31	172	272	444

About General Motors: General Motors, one of the world’s largest automakers, traces its roots back to 1908. With its global headquarters in Detroit, GM employs 209,000 people in every major region of the world and does business in some 140 countries. GM and its strategic partners produce cars and trucks in 34 countries, and sell and service these vehicles through the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, Opel, Vauxhall and Wuling. GM’s largest national market is the United States, followed by China, Brazil, the United Kingdom, Canada, Russia and Germany. GM’s OnStar subsidiary is the industry leader in vehicle safety, security and information services. General Motors acquired operations from General Motors Corporation on July 10, 2009, and references to prior periods in this and other press materials refer to operations of the old General Motors Corporation. More information on the new General Motors can be found at www.gm.com.

###

CONTACT(S):

Tom Henderson

tom.e.henderson@gm.com

313-410-2704 cell

General Motors dealers in the United States reported the following deliveries:

*S/D Curr: 23	November				(Calendar Year-to-Date) January - November
*S/D Prev: 25	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Vehicle Total	151,427	154,877	-2.2	6.3	1,875,981	2,758,705	-32.0
Core Brand Total	139,672	132,301	5.6	14.8	1,621,982	2,286,865	-29.1
Non-Core Brand Total	11,755	22,576	-47.9	-43.4	253,999	471,840	-46.2
Light Vehicle Total	150,676	153,404	-1.8	6.8	1,864,211	2,734,789	-31.8
Car Total	58,036	58,786	-1.3	7.3	794,853	1,169,975	-32.1
Light Truck Total	92,640	94,618	-2.1	6.4	1,069,358	1,564,814	-31.7
Truck Total **	93,391	96,091	-2.8	5.6	1,081,128	1,588,730	-32.0
GM Vehicle Deliveries by Marketing Division
	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Buick Total	8,627	7,516	14.8	24.8	90,069	128,288	-29.8
Cadillac Total	9,721	8,815	10.3	19.9	94,347	147,924	-36.2
Chevrolet Total	100,023	95,756	4.5	13.5	1,209,007	1,663,440	-27.3
GMC Total	21,301	20,214	5.4	14.5	228,559	347,213	-34.2
Core Brand Total	139,672	132,301	5.6	14.8	1,621,982	2,286,865	-29.1
HUMMER Total	221	1,454	-84.8	-83.5	8,721	25,315	-65.6
Pontiac Total	7,426	12,140	-38.8	-33.5	169,890	250,902	-32.3
Saab Total	371	852	-56.5	-52.7	7,812	20,189	-61.3
Saturn Total	3,737	8,130	-54.0	-50.0	67,576	175,434	-61.5
Non-Core Brand Total	11,755	22,576	-47.9	-43.4	253,999	471,840	-46.2
GM Vehicle Total	151,427	154,877	-2.2	6.3	1,875,981	2,758,705	-32.0
GM Car Deliveries by Marketing Division
	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Buick Total	5,571	5,220	6.7	16.0	52,322	86,201	-39.3
Cadillac Total	4,447	4,879	-8.9	-0.9	56,487	98,079	-42.4
Chevrolet Total	38,631	33,055	16.9	27.0	492,362	660,322	-25.4
Car Core Brand Total	48,649	43,154	12.7	22.5	601,171	844,602	-28.8
Pontiac Total	7,300	11,383	-35.9	-30.3	160,497	232,278	-30.9
Saab Total	293	717	-59.1	-55.6	5,676	16,904	-66.4
Saturn Total	1,794	3,532	-49.2	-44.8	27,509	76,191	-63.9
Car Non-Core Brand Total	9,387	15,632	-40.0	-34.7	193,682	325,373	-40.5
GM Car Total	58,036	58,786	-1.3	7.3	794,853	1,169,975	-32.1
GM Light Truck Deliveries by Marketing Division
	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Buick Total	3,056	2,296	33.1	44.7	37,747	42,087	-10.3
Cadillac Total	5,274	3,936	34.0	45.6	37,860	49,845	-24.0
Chevrolet Total	61,032	62,040	-1.6	6.9	711,121	993,464	-28.4
GMC Total	20,910	19,402	7.8	17.1	222,313	332,951	-33.2
Truck Core Brand Total	90,272	87,674	3.0	11.9	1,009,041	1,418,347	-28.9
HUMMER Total	221	1,454	-84.8	-83.5	8,721	25,315	-65.6
Pontiac Total	126	757	-83.4	-81.9	9,393	18,624	-49.6
Saab Total	78	135	-42.2	-37.2	2,136	3,285	-35.0
Saturn Total	1,943	4,598	-57.7	-54.1	40,067	99,243	-59.6
Truck Non-Core Brand Total	2,368	6,944	-65.9	-62.9	60,317	146,467	-58.8
GM Light Truck Total	92,640	94,618	-2.1	6.4	1,069,358	1,564,814	-31.7

* Twenty-three selling days (S/D) for the November period this year and twenty-five for last year.

**Effective August 2007, GM includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 1 of 3

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GM Car Deliveries - (United States)

November 2009

	November				(Calendar Year-to-Date) January - November
	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Selling Days (S/D)	23	25
LaCrosse	3,400	2,086	63.0	77.2	23,237	35,422	-34.4
Lucerne	2,171	3,134	-30.7	-24.7	29,085	50,779	-42.7
Buick Total	5,571	5,220	6.7	16.0	52,322	86,201	-39.3
CTS	2,705	2,902	-6.8	1.3	34,637	54,378	-36.3
DTS	1,408	1,287	9.4	18.9	15,429	28,667	-46.2
STS	279	630	-55.7	-51.9	5,677	13,883	-59.1
XLR	55	60	-8.3	-0.4	744	1,151	-35.4
Cadillac Total	4,447	4,879	-8.9	-0.9	56,487	98,079	-42.4
Aveo	2,212	3,321	-33.4	-27.6	35,157	53,103	-33.8
Camaro	6,867	0	***.*	***.*	54,100	0	***.*
Cobalt	5,112	6,319	-19.1	-12.1	96,052	175,259	-45.2
Corvette	952	1,093	-12.9	-5.3	12,901	25,647	-49.7
Impala	12,375	12,851	-3.7	4.7	151,952	244,692	-37.9
Malibu	11,113	9,469	17.4	27.6	142,194	160,898	-11.6
Monte Carlo	0	2	***.*	***.*	6	710	-99.2
SSR	0	0	***.*	***.*	0	13	***.*
Chevrolet Total	38,631	33,055	16.9	27.0	492,362	660,322	-25.4
Core Brand Total	48,649	43,154	12.7	22.5	601,171	844,602	-28.8
G3 Wave	173	0	***.*	***.*	5,590	0	***.*
G5	314	1,083	-71.0	-68.5	11,092	22,975	-51.7
G6	5,852	6,040	-3.1	5.3	83,255	132,534	-37.2
G8	584	1,133	-48.5	-44.0	21,955	13,523	62.4
GTO	0	0	***.*	***.*	0	52	***.*
Grand Prix	1	119	-99.2	-99.1	259	8,371	-96.9
Solstice	195	325	-40.0	-34.8	4,716	10,338	-54.4
Vibe	181	2,683	-93.3	-92.7	33,630	44,485	-24.4
Pontiac Total	7,300	11,383	-35.9	-30.3	160,497	232,278	-30.9
9-2X	0	0	***.*	***.*	0	3	***.*
9-3	249	606	-58.9	-55.3	4,729	14,483	-67.3
9-5	44	111	-60.4	-56.9	947	2,418	-60.8
Saab Total	293	717	-59.1	-55.6	5,676	16,904	-66.4
Astra	68	1,106	-93.9	-93.3	6,170	10,813	-42.9
Aura	1,478	2,161	-31.6	-25.7	18,343	56,194	-67.4
ION	0	0	***.*	***.*	12	314	-96.2
Sky	248	265	-6.4	1.7	2,984	8,870	-66.4
Saturn Total	1,794	3,532	-49.2	-44.8	27,509	76,191	-63.9
Non-Core Brand Total	9,387	15,632	-40.0	-34.7	193,682	325,373	-40.5
GM Car Total	58,036	58,786	-1.3	7.3	794,853	1,169,975	-32.1

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 2 of 3

3-1P

GM Truck Deliveries - (United States)

November 2009

	November				(Calendar Year-to-Date) January - November
	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Selling Days (S/D)	23	25
Enclave	3,056	2,288	33.6	45.2	37,701	41,416	-9.0
Rainier	0	1	***.*	***.*	4	115	-96.5
Rendezvous	0	1	***.*	***.*	9	24	-62.5
Terraza	0	6	***.*	***.*	33	532	-93.8
Buick Total	3,056	2,296	33.1	44.7	37,747	42,087	-10.3
Escalade	1,618	1,870	-13.5	-6.0	14,736	21,145	-30.3
Escalade ESV	507	752	-32.6	-26.7	5,713	9,828	-41.9
Escalade EXT	145	338	-57.1	-53.4	2,160	4,117	-47.5
SRX	3,004	976	207.8	234.6	15,251	14,755	3.4
Cadillac Total	5,274	3,936	34.0	45.6	37,860	49,845	-24.0
Chevy C/T Series	0	9	***.*	***.*	36	329	-89.1
Chevy W Series	41	60	-31.7	-25.7	648	1,458	-55.6
Colorado	1,316	2,503	-47.4	-42.9	30,614	49,899	-38.6
Equinox	9,587	2,570	273.0	305.5	73,437	61,700	19.0
Express	3,489	7,909	-55.9	-52.0	49,140	80,731	-39.1
HHR	4,720	3,421	38.0	50.0	67,402	89,184	-24.4
Kodiak 4/5 Series	303	499	-39.3	-34.0	3,965	6,442	-38.5
Kodiak 6/7/8 Series	16	93	-82.8	-81.3	875	1,425	-38.6
Suburban (Chevy)	4,678	3,882	20.5	31.0	36,350	48,003	-24.3
Tahoe	6,528	4,149	57.3	71.0	63,971	85,161	-24.9
TrailBlazer	165	2,556	-93.5	-93.0	8,715	70,791	-87.7
Traverse	7,054	2,936	140.3	161.2	82,210	4,521	***.*
Uplander	21	584	-96.4	-96.1	1,727	39,943	-95.7
Avalanche	1,373	1,996	-31.2	-25.2	14,312	31,806	-55.0
Silverado-C/K Pickup	22,101	29,534	-25.2	-18.7	283,243	431,725	-34.4
Chevrolet Fullsize Pickups	23,474	31,530	-25.6	-19.1	297,555	463,531	-35.8
Chevrolet Total	61,392	62,701	-2.1	6.4	716,645	1,003,118	-28.6
Acadia	3,877	2,640	46.9	59.6	47,834	62,729	-23.7
Canyon	452	627	-27.9	-21.6	9,481	13,531	-29.9
Envoy	81	852	-90.5	-89.7	4,757	22,716	-79.1
GMC C/T Series	18	82	-78.0	-76.1	437	511	-14.5
GMC W Series	105	139	-24.5	-17.9	1,591	2,368	-32.8
Savana	650	807	-19.5	-12.5	11,118	21,140	-47.4
Sierra	8,371	10,497	-20.3	-13.3	99,698	155,564	-35.9
Terrain	3,683	0	***.*	***.*	8,486	0	***.*
Topkick 4/5 Series	139	317	-56.2	-52.3	2,511	7,450	-66.3
Topkick 6/7/8 Series	129	274	-52.9	-48.8	1,707	3,933	-56.6
Yukon	2,253	2,251	0.1	8.8	26,073	34,663	-24.8
Yukon XL	1,543	1,728	-10.7	-2.9	14,866	22,608	-34.2
GMC Total	21,301	20,214	5.4	14.5	228,559	347,213	-34.2
Core Brand Total	91,023	89,147	2.1	11.0	1,020,811	1,442,263	-29.2
HUMMER H1	0	0	***.*	***.*	0	17	***.*
HUMMER H2	40	233	-82.8	-81.3	1,469	5,721	-74.3
HUMMER H3	120	1,048	-88.5	-87.6	5,288	19,152	-72.4
HUMMER H3T	61	173	-64.7	-61.7	1,964	425	362.1
HUMMER Total	221	1,454	-84.8	-83.5	8,721	25,315	-65.6
Montana SV6	0	0	***.*	***.*	0	64	***.*
Torrent	126	757	-83.4	-81.9	9,393	18,560	-49.4
Pontiac Total	126	757	-83.4	-81.9	9,393	18,624	-49.6
9-7X	78	135	-42.2	-37.2	2,136	3,285	-35.0
Saab Total	78	135	-42.2	-37.2	2,136	3,285	-35.0
Outlook	581	1,221	-52.4	-48.3	12,621	23,986	-47.4
Relay	0	1	***.*	***.*	12	160	-92.5
VUE	1,362	3,376	-59.7	-56.1	27,434	75,097	-63.5
Saturn Total	1,943	4,598	-57.7	-54.1	40,067	99,243	-59.6
Non-Core Brand Total	2,368	6,944	-65.9	-62.9	60,317	146,467	-58.8
GM Truck Total	93,391	96,091	-2.8	5.6	1,081,128	1,588,730	-32.0

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 3 of 3

GM Production Schedule - 12/1/09

						Memo: Joint Venture
	GMNA				Total	GMNA		GMIO [2]
Units 000s	Car [1]	Truck [1]	Total	GMIO [2]	Worldwide	Car [1]	Truck [1]

2009 Q4 # *	239	381	620	1,166	1,786	0	49	449
O/(U) prior
forecast	0	0	0	92	92	0	0	89

2010 Q1 #	237	413	650	1,256	1,906	0	57	511
O/(U) prior
forecast	0	0	0	0	0	0	0	0

	GMNA				Total	GMNA		GMIO [2]
Units 000s	Car [1]	Truck [1]	Total	GMIO [2]	Worldwide	Car [1]	Truck [1]

2003
1st Qtr.	591	860	1,451	695	2,146	19	24	NA
2nd Qtr.	543	837	1,380	706	2,086	19	24	NA
3rd Qtr.	492	753	1,245	648	1,893	20	17	NA
4th Qtr.	558	827	1,385	736	2,121	16	20	NA

CY	2,184	3,277	5,461	2,785	8,246	74	85	NA

2004
1st Qtr.	525	820	1,345	928	2,273	19	19	247
2nd Qtr.	543	846	1,389	1,012	2,401	18	48	284
3rd Qtr.	463	746	1,209	910	2,119	16	43	261
4th Qtr.	466	811	1,277	1,028	2,305	17	47	324

CY	1,997	3,223	5,220	3,878	9,098	70	158	1,116

2005
1st Qtr.	470	712	1,182	1,022	2,204	16	51	286
2nd Qtr.	458	789	1,247	1,094	2,341	17	49	337
3rd Qtr.	423	723	1,146	1,028	2,174	15	50	199
4th Qtr.	483	798	1,281	1,051	2,332	14	68	197

CY	1,834	3,022	4,856	4,195	9,051	62	218	1,019

2006
1st Qtr.	496	759	1,255	1,160	2,415	18	50	246
2nd Qtr.	462	775	1,237	1,183	2,420	17	58	258
3rd Qtr.	417	633	1,050	1,022	2,072	12	48	202
4th Qtr.	446	661	1,107	1,167	2,274	11	43	260

CY	1,821	2,828	4,649	4,532	9,181	58	199	966

2007
1st Qtr.	399	664	1,063	1,277	2,340	15	35	287
2nd Qtr.	402	740	1,142	1,268	2,410	12	42	264
3rd Qtr.	367	653	1,020	1,136	2,156	11	39	252
4th Qtr.	358	684	1,042	1,337	2,380	11	45	323

CY	1,526	2,741	4,267	5,019	9,286	49	161	1,126

2008
1st Qtr.	360	525	885	1,348	2,233	12	42	336
2nd Qtr.	382	452	834	1,390	2,224	20	36	320
3rd Qtr.	436	479	915	1,124	2,039	21	29	265
4th Qtr.	365	450	815	833	1,648	17	12	261

CY	1,543	1,906	3,449	4,695	8,144	70	119	1,182

2009
1st Qtr.	116	255	371	959	1,330	11	8	363
2nd Qtr.	170	225	395	1,143	1,538	11	17	474
3rd Qtr.	205	326	531	1,166	1,697	7	31	480
4th Qtr. #	239	381	620	1,166	1,786	0	49	449

CY	730	1,187	1,917	4,434	6,351	29	105	1,766

2010
1st Qtr. #	237	413	650	1,256	1,906	0	57	511

*	Variance reported only if current production estimate differs from prior production estimate by 5K units or more
#	Denotes estimate

All Numbers may vary due to rounding

General Motors Company acquired operations from General Motors Corporation on July 10, 2009, and references to prior periods in this and other materials refer to operations of the old General Motors Corporation

This report is governed by the Terms and Conditions on the GM Investor Information website: http://www.gm.com/corporate/investor_information/terms.jsp

[1]	GMNA includes joint venture production - HUMMER and CAMI units included in GMNA Truck and production historically classified as joint venture production - NUMMI units included in GMNA car
[2]

GMIO includes GM-AvtoVAZ, SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) joint venture production beginning in Q1 2004 (Starting in Q3 2005, GMIO joint venture production does not include GMDAT); and GM Egypt, Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM joint ventures.

GMIO excludes SAAB production in Q1 2010 estimate